Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into as of the [            ] day of [            ], 2012, by and between Vapor Corp., a Nevada corporation (the “Company”), and [            ], a Florida resident (the “Purchaser”).

INTRODUCTION

The Company is in need of additional financing and wishes to issue to Purchaser, and Purchaser desires to purchase from the Company, in a transaction exempt from registration under the Securities Act (as defined in Section 3.1(d) below), a senior convertible note in the principal face amount of $[            ], in the form attached hereto as Exhibit A (the “Note”), together with a five-year common stock purchase warrant to purchase up to [            ] shares of the Company’s common stock at $[            ] per share subject to the other terms and conditions set forth therein, in the form attached hereto as Exhibit B (the “Warrant”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing facts and premises hereby made a part of this Agreement, the mutual promises hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article 1

Sale and Purchase of Securities

1.1 Sale and Purchase. On the terms and conditions hereof, the Company hereby issues and sells to the Purchaser, and the Purchaser hereby purchases from the Company, the Note and the Warrant for an aggregate purchase price of $[            ] (the “Purchase Price”).

1.2 Closing. The closing of the transactions contemplated and effected hereby (the “Closing”) shall take place by the Company’s and Purchaser’s release of Closing documents to the other, either by facsimile transmission followed by original documentation delivered by overnight courier, or in such other manner agreed upon by the parties. The date of the Closing is referred to herein as the “Closing Date.” At the Closing, the Company will issue, sell and deliver to the Purchaser the Note and the Warrant, against payment of the Purchase Price by certified check or wire transfer of immediately available funds, in either case pursuant to instructions delivered by the Company to Purchaser at or prior to the Closing.

Article 2

Company Representations and Warranties

The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and as of the Closing Date.

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Note and the Warrant (together, the “Transaction Documents”), to carry out the provisions of the Transaction Documents (including, as applicable, the issuance and sale of shares of the Company’s common stock issuable upon (a) conversion of the Note (the “Note Shares”) and/or (b) the exercise, in whole or in part, of the Warrant (the “Warrant Shares” and together with the Note Shares, the “Transaction Shares”), and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing in each jurisdiction in which the nature of its activities makes such qualification necessary, except for those jurisdictions in which failure to be so qualified would not have a materially adverse effect on the Company or its business, taken as a whole.

2.2 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of the Transaction Documents and the performance of all obligations of the Company thereunder has been taken. The Transaction Documents, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and according to general principles of equity that restrict the availability of equitable remedies.

2.3 Non-Contravention. The Company’s execution and delivery of the Transaction Documents, the issuance of the Note, the Warrant and the Transaction Shares (as issued), and the consummation by the Company of the other transactions contemplated thereby, do not, and compliance with the provisions of this Agreement and other Transaction Documents will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any lien or encumbrance upon any of the Company’s properties or assets or those of any subsidiary of the Company, or result in the termination of, or require that any consent be obtained or any notice be given with respect to, (i) the Company’s articles of incorporation or bylaws, or (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, contract or other agreement, instrument or permit applicable to the Company or any of its subsidiaries or any of their respective assets or properties.

2.4 Private Placement. Assuming the accuracy of the representations and warranties of Purchaser contained in Article 3, the offer, sale and issuance of the Note, the Warrant and the Transaction Shares, as applicable (collectively with the Note and the Warrant referred to herein as the “Securities”) will be exempt from the registration requirements of the Securities Act, and will be exempt from registration and qualification under applicable state securities laws and regulations.

2.5 Valid Issuance. If and when issued in compliance with the provisions of the Note and the Warrant, the Note Shares and the Warrant Shares, as applicable, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Transaction Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The Company hereby agrees that it shall at all times reserve and keep available out of its authorized and unissued common stock, solely for the purpose of providing for issuance of the Transaction Shares upon conversion of the Note and/or exercise of the Warrant, as applicable, such number of shares of common stock as shall, from time to time, be sufficient therefor.

Article 3

Purchaser’s Representations and Warranties

The Purchaser hereby represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

3.1 Investment Representations. The Purchaser understands that neither the offer nor the sale of the Securities has been registered under the Securities Act. The Purchaser also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in material part upon the Purchaser’s representations contained in this Agreement. In this regard, the Purchaser additionally represents and warrants as follows:

(a) The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company. The Purchaser must bear the economic risk of this investment indefinitely unless an exemption from registration is available. The Purchaser has no present intention of selling or otherwise transferring the Securities, or any interest therein. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times the Purchaser might wish. Purchaser represents and agrees that if, contrary to the foregoing representations and warranties, Purchaser should later desire to dispose of or transfer all or any portion of the Securities in any manner, Purchaser shall not do so without complying with applicable securities laws.

(b) The Purchaser is acquiring the Securities for the Purchaser’s own account, for investment only, and not with a view towards their public distribution.

(c) The Purchaser represents that by reason of its (or its management’s) business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(d) The Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

(e) The Purchaser represents and warrants that it is in receipt of and that it has carefully read the following periodic reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, (collectively, the “Offering Materials”): (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011; (b) the Company’s Quarterly Report on Form 10 Q for the quarterly period ended March 31, 2012; and (c) the Company’s Current Reports on Form 8-K dated June 7, 2012 and December 6, 2011.

(f) The Purchaser represents and warrants it has had the opportunity to ask questions of, and receive answers from representatives of the Company concerning the Offering Materials and the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities and to obtain any additional information necessary to verify the accuracy of any information provided by the Company, and in general had access to all information about the Company it deemed necessary to make an informed investment decision with respect to the purchase of the Securities. The Purchaser further represents and warrants that it has consulted with such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(g) Purchaser further represents and warrants that (i) it was not organized for the specific purpose of acquiring the Securities, (ii) this Agreement has been duly authorized by all necessary action on the part of Purchaser, duly executed by an authorized officer or representative of Purchaser, and Purchaser is incorporated, organized and in good standing under the laws of the state indicated on the signature page hereto, and (iii) this Agreement is a legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and according to general principles of equity that restrict the availability of equitable remedies.

3.2 Transfer Restrictions. The Purchaser acknowledges and agrees that the Securities are subject to restrictions on transfer and will bear a restrictive legend substantially similar to the following:

THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR, BASED ON AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

3.3 High Risk. The Securities offered hereby are highly speculative in nature and an investment therein involves a high degree of risk, including but not limited to the risk of losing the entire investment in such Securities.

3.4 No Governmental Approval. No federal or state agency, including the Securities and Exchange Commission or the securities commission or authority of any state, has approved or disapproved the Securities, passed upon or endorsed the merits of the issuance of Securities or the accuracy or adequacy of any information provided by the Company, or made any finding or determination as to the fairness or fitness of the Securities for sale.

3.5 No Reliance. Purchaser has been encouraged to rely upon the advice of its legal counsel, accountants or other financial advisors with respect to tax and other considerations relating to the purchase of the Securities pursuant hereto. Purchaser is not relying upon the Company with respect to the economic considerations involved in determining to make an investment in the Securities.

Article 4

General Provisions

4.1 Entire Agreement. The Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subject matter thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

4.2 Governing Law; Venue. This Agreement shall be governed by the laws of the State of Florida without regard to its conflicts of laws principles. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Fort Lauderdale, Broward County, Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

4.3 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing.

4.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Note from time to time.

4.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.6 Amendment and Waiver. This Agreement may be amended or modified, and any provision hereunder may be waived, only upon the written consent of the Company and the Purchaser.

4.7 Notices. Any notice, approval, consent, request or other communication hereunder shall be given only by, and shall be deemed to have been received upon, (a) registered or certified mail, return receipt requested, on the date on which received as indicated in such return receipt, (b) delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, (c) facsimile during regular business hours of the recipient, upon electronic confirmation of receipt or (d) email transmission, during regular business hours of the recipient, upon further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), in each case, at the address reflected below or at such other address as such party shall request in a written notice hereunder:

(a)	if to the Company, at:

Vapor Corp.

3001 Griffin Road

Dania Beach, Florida 33312

Attention: Harlan Press, Chief Financial Officer

Facsimile: [                                        ]

E-mail: harlan.press@vapor-corp.com

(b)	if to the Purchaser, at:

[                                         ]

[                                         ]

[                                         ]

[Facsimile:                     ]

[E-mail:                         ]

4.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on the parties. Facsimile and electronically transmitted signatures shall be valid and binding to the same extent as original signatures. Each party shall become bound by this Agreement immediately upon signing and delivering any counterpart. Nevertheless, in making proof of this Agreement, it will be necessary to produce only one copy signed by the party to be charged. The headings used in this Agreement are for convenience of reference only and do not define, limit or effect the provisions hereof.

4.9 Further Assurances. Each party hereby agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of the Transaction Documents and the transactions contemplated thereby.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement effective as of the date first written above.

	COMPANY:	PURCHASER:

	VAPOR CORP.	[ ]

By:		By:

[ ]
	Its [ ]	Print Name:

Its:

SSN or Tax ID:

Address:

Signature Page

Securities Purchase Agreement

671931

EXHIBIT A

Form of Note

EXHIBIT A

Form of Warrant

MIA1825629633